                                                                Exhibit 99.3

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER OR PRINCIPAL FINANCIAL OFFICER
                     PURSUANT TO 18 U.S.C. SECTION 1350

     In  connection  with the  accompanying  Quarterly  Report  on Form  10-Q of
Indiantown  Cogeneration Funding Corporation for the quarter ended September 30,
2002, I, John R. Cooper, Vice President,  Treasurer, Chief Financial Officer and
Principal  Accounting Officer of Indiantown  Cogeneration  Funding  Corporation,
hereby certify pursuant to 18 U.S.C.ss.1350, as adopted pursuant toss.906 of the
Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     (1)  such Quarterly Report on Form 10-Q for the quarter ended September 30,
          2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  the information contained in such Quarterly Report on Form10-Q for the quarter  ended  September  30, 2002 fairly  presents,  in all material respects,  the  financial  condition  and  results  of  operations  of
          Indiantown Cogeneration Funding Corporation.

November 14, 2002                              /s/ John R. Cooper
                                               -----------------------------
                                               John R. Cooper
                                               Vice President, Treasurer, Chief
                                               Financial Officer and Principal
                                               Accounting Officer
                                               Indiantown Cogeneration Funding
                                               Corporation